                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                         November 14, 1997 (October 22, 1997)



                                  GATEFIELD CORPORATION
                                  ---------------------
                 (Exact name of registrant as specified in its charter)


                            Commission file number 0-13244


DELAWARE                                                              41-1404495
(State or other jurisdiction of                               (I. R. S. Employer
incorporation or organization)                               Identification No.)


47100 BAYSIDE PARKWAY, FREMONT, CALIFORNIA                                 94538
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code:  (510) 623-4400








                                  ZYCAD CORPORATION
                                  -----------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Strategic Partnership with Siemens Aktiengesellschaft

In a joint press release on November 3, 1997, GateField Corporation (the Company) (OTC: GATE) and Siemens Aktiengesellschaft (Siemens Semiconductor or Siemens) announced that they have engaged in a long-term strategic partnership that they believe will provide revolutionary solutions to satisfy future system level integration and programmable logic device customer needs.
 In a first step, Siemens has licensed GateField's non-volatile and reprogrammable ProASIC-TM- technology to be embedded into their system level integration (SLI) products. Siemens agreed to pay the Company $3,250,000 for the technology license, for 500,000 shares of GateField common stock and for a five (5) year stock warrant to purchase up to 9.9% of the issued and outstanding shares of common stock at an exercise price of 80% of market price on the date of exercise with a minimum exercise price of $1.00, subject to stockholder approval. Information contained in the November 3, 1997 press release further describes the terms of the long-term strategic partnership and is incorporated by reference to Exhibit 20.04 of this report.

Stock Purchase Agreement

A two-phase, private placement agreement was signed on November 10, 1997 between GateField Corporation (the Company) and Idanta Partners, Ltd. (Idanta). Under the terms of the agreement, Idanta will purchase 1,000,000 shares of the Company's Series B Convertible Preferred Stock, par value $0.10, for an aggregate purchase price of $4,582,500. At Idanta's discretion, each share of Preferred Stock is convertible into 4.5825 shares of the Company's Common Stock. In addition, Idanta is required under the Stock Purchase Agreement to purchase 4,582,500 shares of the Company's Common Stock for an aggregate purchase price of $4,582,500, pending stockholder approval of management proposals at the Company's 1997 Annual Meeting of Stockholders to be held on December 15, 1997. In the event the stockholders do not approve the proposals at the 1997 Annual Meeting of Stockholders, Idanta will have a warrant to purchase 1,000,000 shares of common stock at $1.00 per share. Information contained in the November 14, 1997 press release further describes the terms of this Stock Purchase Agreement and is incorporated by reference to Exhibit 20.05 of this report.


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
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial Statements of Business Acquired

             Not applicable.

        (b)  Pro Forma Financial Information

             (1) GateField Corporation pro forma condensed income statement (unaudited) for the nine months ended September 30, 1997 (see page 4).

             (2) GateField Corporation pro forma condensed balance sheet (unaudited) at September 30, 1997 (see page 4).


        (c)  Exhibits

             10.29 License Agreement dated October 22, 1997 between GateField Corporation and Siemens Aktiengesellschaft

             10.30 Stock Purchase Agreement dated November 10, 1997 between GateField Corporation, Idanta Partners, Ltd., The Dunn Family Trust and The Perscilla Faily Trust incorporated by reference to Annex B of the Preliminary Proxy Statement for the 1997 Annual Meeting of Stockholders filed November 12, 1997.

             20.04 GateField Corporation press release dated November 3, 1997, regarding the long-term strategic partnership with Siemens Aktiengesellschaft

             20.05 GateField Corporation press release dated November 14, 1997, regarding funding from Idanta Partners, Ltd.

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

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         GATEFIELD CORPORATION



                         BY  /s/ Stephen A. Flory
                             --------------------
                             Stephen A. Flory
                             Vice President and Chief Financial Officer

November 14, 1997

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

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (in thousands, except per share amounts)
                                 (unaudited)


                                                                          Effects of strategic      Effects of         Pro forma
                                                       9 months ended      partnership formed     agreement with    9 months ended
                                                        Sep 30, 1997          with Siemens            Idanta         Sep 30, 1997
Revenues                                                 $  12,317             $   1,500            $     -           $  13,817

Cost of Revenues                                            10,962                   -                    -              10,962
                                                         ---------             ---------            ---------         ---------
  Gross profit                                               1,355                 1,500                  -               2,855

Total operating expenses                                    16,192                   -                    -              16,192
                                                         ---------             ---------            ---------         ---------
Operating gain (loss)                                      (14,837)                1,500                  -             (13,337)
                                                         ---------             ---------            ---------         ---------
Other income (expense)

  Interest expense                                            (867)                  -                    -                (867)

  Other income (expense)                                     3,874                   -                    -               3,874
                                                         ---------             ---------            ---------         ---------
    Total other income (expense)                             3,007                   -                    -               3,007
                                                         ---------             ---------            ---------         ---------
Net income (loss)                                        $ (11,830)            $   1,500            $     -           $ (10,330)
                                                         ---------             ---------            ---------         ---------
Net loss per share                                                                                                    $   (0.36)
                                                                                                                      ---------
Weighted average common shares                                                                                           28,460
                                                                                                                      ---------

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                (in thousands)
                                 (unaudited)

ASSETS

Current assets

  Cash and cash equivalents                              $   2,201             $     -              $   4,583         $   6,784

  Accounts receivable, net                                   4,774                 3,250                                  8,024

  Inventories, net                                           1,050                   -                    -               1,050

  Other current assets                                         462                   -                    -                 462
                                                         ---------             ---------            ---------         ---------
    Total current assets                                     8,487                 3,250                4,583            16,320

Property and equipment, net                                  2,945                   -                    -               2,945

Other assets                                                   333                   -                    -                 333
                                                         ---------             ---------            ---------         ---------
    Total assets                                         $  11,765             $   3,250            $   4,583         $  19,598
                                                         ---------             ---------            ---------         ---------
LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities

  Current portion of long-term obligations               $     475             $     -              $     -           $     475

  Accounts payable                                           4,180                   -                    -               4,180

  Accrued expenses                                           4,551                   -                    -               4,551

  Deferred revenues                                          1,840                 1,750                  -               3,590
                                                         ---------             ---------            ---------         ---------
    Total current liabilities                               11,046                 1,750                  -              12,796

Long-term obligations                                          241                   -                    -                 241

Convertible debenture notes                                      0                   -                    -                 -
                                                         ---------             ---------            ---------         ---------
    Total liabilities                                       11,287                 1,750                  -              13,037

Stockholders' equity                                           478                 1,500                4,583             6,561
                                                         ---------             ---------            ---------         ---------
    Total liabilities and stockholders' equity           $  11,765             $   3,250            $   4,583         $  19,598
                                                         ---------             ---------            ---------         ---------


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